                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 21, 1999


                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                        0-19903                        77-0294597
(State or other jurisdiction       (Commission File Number)               (IRS Employer
      of incorporation)                                                 Identification No.)


        980 UNIVERSITY AVENUE, LOS GATOS, CALIFORNIA                       95030-2375
          (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (408) 399-8200


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


               (c)    Exhibits.

                      EXHIBIT NO.   DESCRIPTION
                      -----------   -----------
                      99.1*         Stock Purchase Agreement, dated as of June
                                    20, 1999, among Metricom, Inc., a Delaware
                                    corporation, MCI WorldCom, Inc., a Georgia
                                    corporation, and Vulcan Ventures
                                    Incorporated, a Washington corporation.

                      99.2*         Press release, dated June 21, 1999.

                      99.3**        Ricochet Reseller Agreement, dated as of
                                    June 20, 1999, between Metricom, Inc., a
                                    Delaware corporation, and MCI WorldCom,
                                    Inc., a Georgia corporation.



---------------

 *Filed as an exhibit to the Current Report on Form 8-K filed on July 9, 1999.

**Certain portions have been deleted pursuant to a confidential treatment request.


















                                       2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    METRICOM, INC.



Date: November 5, 1999              By: /s/ DALE W. MARQUART
                                        --------------------------------------
                                            Dale W. Marquart
                                            Vice President and General Counsel
























                                       3.

                                  EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1*          Stock Purchase Agreement, dated as of June 20, 1999, among
               Metricom, Inc., a Delaware corporation, MCI WorldCom, Inc., a
               Georgia corporation, and Vulcan Ventures Incorporated, a
               Washington corporation.

99.2*          Press release, dated June 21, 1999.

99.3**         Ricochet Reseller Agreement, dated as of June 20, 1999, between
               Metricom, Inc., a Delaware corporation, and MCI WorldCom, Inc., a
               Georgia corporation.



---------------

 *Filed as an exhibit to the Current Report on Form 8-K filed on July 9, 1999.

**Certain portions have been deleted pursuant to a confidential treatment request.